                                                                          MINIMUM FEE $105.  SEE (S)1403 FOR PROPER FILING FEE.
                                                                      --------------------------------------------------------------
            BUSINESS CORPORATION
                                                                                      FILE NO. 19922196 D PAGES 2
               STATE OF MAINE                                                         FEE PAID $
                                                                                      DCN       1910000290023  ARTI
                                                                                 ----------------- FILED ---------------
                                                                                                06/12/1992
         ARTICLES OF INCORPORATION                                                      _________________________

                                                                                            /s/ Gary Cooper
                                                                                        _________________________
                                                                                        DEPUTY SECRETARY OF STATE
       (Check box only if applicable)                                 --------------------------------------------------------------

[_] This is a professional service corporation                                     A TRUE COPY WHEN ATTESTED BY SIGNATURE
    formed pursuant to 13 MRSA Chapter 22.
                                                                                        _________________________
                                                                                        DEPUTY SECRETARY OF STATE
                                                                      --------------------------------------------------------------


PURSUANT TO 13-A MRSA (S)403, THE UNDERSIGNED, ACTING AS INCORPORATOR(S) OF A CORPORATION, ADOPT(S) THE FOLLOWING ARTICLES OF INCORPORATION:

FIRST:  The name of the corporation is Forster Acquisition Co.
                                       _________________________________________

        and its principal business location in Maine is 79 Depot Street,
                                                        ________________________
                                                         (physical location -
        Wilton, Maine 04294
        ________________________________________________
        street (not P.O. Box), city, state and zip code)

SECOND: The name of its Clerk, who must be a Maine resident, and the registered office shall be:

        Peter B. Webster
        ________________________________________________________________________

                                    (name)
        One Portland Square, Portland, Maine 04101
        ________________________________________________________________________
         (physical location - street (not P.O. Box), city, state and zip code)

        P.O. Box 586, Portland, Maine 04112-0586
        ________________________________________________________________________
                   (mailing address if different from above)

THIRD:  ("X" one box only)

[_]  A.1.  The number of directors constituting the initial board of directors of the corporation is 2 (See (S)703.1.A)

       2. If the initial directors have been selected, the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and shall qualify are:

                 NAME                                 ADDRESS

           ________________         ____________________________________________

           ________________         ____________________________________________

           ________________         ____________________________________________

       3. The board of directors [X] is [_] is not authorized to increase or decrease the number of directors.

       4. If the board is so authorized, the minimum number, if any, shall be one directors, (see (S)703.1.a) and the maximum number, if any, shall be seven directors.

[_]    B.  There shall be no directors initially; the shares of the corporation will not be sold to more than twenty (20) persons; the business of the corporation will be managed by the shareholders. (See (S)701.2.)

FOURTH:      ("X" ONE BOX ONLY)

[_]    There shall be only one class of shares (title of class) Common

       Par value of each share (if none, so state) $ 10.00 Number of shares authorized 10,000

[_]    There shall be two or more classes of shares. The information required by
       (S)403 concerning each such class is set out in Exhibit _____ attached hereto and made a part hereof.

                                    SUMMARY

The aggregate par value of all authorized shares (of all classes) having a par value is $100,000


The total number of authorized shares (of all classes) without par value is ______________________ shares

FIFTH: ("X" ONE BOX ONLY) MEETINGS OF THE SHAREHOLDERS [_] MAY [_] MAY NOT BE HELD OUTSIDE OF THE STATE OF MAINE.

SIXTH:       ("X" IF APPLICABLE) [_] THERE ARE NO PREEMPTIVE RIGHTS.

SEVENTH: OTHER PROVISIONS OF THESE ARTICLES, IF ANY, INCLUDING PROVISIONS FOR THE REGULATION OF THE INTERNAL AFFAIRS OF THE CORPORATION, ARE SET OUT IN EXHIBIT ___ ATTACHED HERETO AND MADE A PART HEREOF.

================================================================================

INCORPORATORS                           DATED June 11, 1992
                                              ______________________

/s/ Peter B. Webster
_____________________________________  Street 81 W. Main Street
                                              _________________________________
             (signature)                          (residence address)

Peter B. Webster                              Yarmouth Maine 04096
_____________________________________   ________________________________________
        (type or print name)                   (CITY, STATE AND ZIP CODE)

_____________________________________   Street _________________________________
             (signature)                          (residence address)

_____________________________________   ________________________________________
        (type or print name)                   (city, state and zip code)

_____________________________________   Street _________________________________
             (signature)                          (residence address)

_____________________________________   ________________________________________
        (type or print name)                   (city, state and zip code)

For Corporate Incorporators*
Name Of Corporate Incorporator ____  ___________________________________________

By __________________________________   Street _________________________________
       (signature of officer)                    (principal business location)

_____________________________________   ________________________________________
  (type or print name and capacity)            (city, state and zip code)

*Articles are to be executed as follows:

If a corporation is an incorporator ((S)402), the name of the corporation should be typed and signed on its behalf by an officer of the corporation. The articles of incorporation must be accompanied by a certificate of an appropriate officer of the corporation certifying that the person executing the articles on behalf of the corporation was duly authorized to do so.

     SUBMIT COMPLETED FORMS TO: SECRETARY OF STATE, STATION #101, AUGUSTA, ME 04333-0101
                                   ATTN:  CORPORATE EXAMINING SECTION
FORM NO. MBCA-6 REV. 91                      TEL. (207) 289-4195

Filing Fee (See Sec. 1401)
----------------------------------------    -----------------------------------

For Use by The Secretary State              FILE NO. 19922196 D PAGES 2
File No. 19922196D                          FEE PAID $    35.00
Fee Paid $35.00                             DCN       1922411600004  LNME
C.B. --------                               ------------- FILED ---------------
Date --------                                         08/28/1992

                                          [Stamp of Deputy Secretary of State]


                          STATE OF MAINE

                      ARTICLES OF AMENDMENT

                    (Amendment by Shareholders
                       Voting as One Class)

   Pursuant to 13-A MRSA sections 805 and 807) the undersigned corporation adopts these Articles of Amendment:



FIRST: All outstanding shares were entitled to vote on the following amendment as one class.

SECOND: The amendment set out in Exhibit A attached was adopted by the shareholders (Circle one)

        B.  by unanimous written consent on     August 25, 1992
                                            -----------------------

THIRD: Shares outstanding and entitled to vote and shares voted for and against said amendment were:

        Number of Shares Outstanding       NUMBER                 NUMBER
             and Entitled to Vote          Voted for           Voted Against
       -------------------------------     ---------           -------------
                100                          100                     0

FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached if it is not set forth in the amendment itself.

FIFTH: (Complete if Exhibits do not give this information.) If the amendment changes the number or par values of authorized shares', the number of shares the corporation has authority to issue thereafter, is as follows:

         Class      Series (if Any)     Number of Shares    Par Value (If Any)
         -----      ---------------     ----------------    ------------------


         The aggregate par value of all such shares (of all classes and series) having par value is $
                                      ----------.
         The total number of all such shares (of all classes and series)
         without par value is          shares
                             ----------

SIXTH:   Address of the registered office in Maine:

         P. O. Box 586
         One Portland Square, Portland, ME  04101
         -----------------------------------------------------------------
                      (street, city and zip code)

         Forster Acquisition Co.
         -----------------------------------------------------------------
                   (Name of Corporation - Typed or Printed)

         By* /s/ Peter B. Webster
            --------------------------------------------------------------
                                        (signature)

         Peter B. Webster -  Clerk
         -----------------------------------------------------------------
                  (type or print name and capacity)

         By*
            --------------------------------------------------------------
                                        (signature)

         -----------------------------------------------------------------
                  (type or print name and capacity)

MUST BE COMPLETED FOR VOTE OF
        SHAREHOLDERS
--------------------------------
I certify that I have custody of
the minutes showing the above
action by the shareholders.

/s/ Peter B. Webster
--------------------------------
(signature of clerk)
--------------------------------

Dated: August 28, 1992
      --------------------------


* In addition to any such certification of custody of minutes this document MUST be signed by (1) the Clerk OR (2) the President or vice-president AND the Secretary, an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, a majority of the directors or such directors designated by a majority of directors then in office OR (4) if no directors, the holders, or such of them designated by the holders, of record of a majority of all outstanding shares entitled to vote theron OR (5) the holders of all outstanding shares.

NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in section 806, or because the articles so provide. For vote necessary for adoption see section 805.

                            Exhibit A

VOTED: To change the name of the Corporation to Forster Mfg. Co., Inc.

FURTHER
 VOTED: To authorize each of the officers, acting singly, to file Articles of Amendment with the Secretary of State and execute any other document and take any other action necessary or convenient to effectuate such change and this vote.

Filing Fee $20.00
----------------------------------------    -----------------------------------

For Use by The Secretary State              FILE NO. 19922196 D PAGES 1
File No. 19922196D                          FEE PAID $    20.00
Fee Paid $20.00                             DCN       1923011401011  CLRO
C.B. --------                               ------------- FILED ---------------
Date --------                                         10/27/1992

                                          [Stamp of Deputy Secretary of State]


                          STATE OF MAINE

                        CHANGE OF CLERK or
                    REGISTERED OFFICE or BOTH

        Pursuant to 13-A MRSA section 304 the undersigned corporation advises you of the following change(s):



FIRST: The name registered office of the clerk appearing on the record in Secretary of State's office

        Peter B. Webster, PO Box 586
        -----------------------------------------------------------------

        One Portland Square, Portland, ME  04112-0586
        -----------------------------------------------------------------
                  (street, city, state and  zip code)

SECOND: The name and physical location of the registered office of the successor (new) clerk, who must be a Maine resident, are:

        Bruce Coggeshall
        -----------------------------------------------------------------
              (name)

        One Monument Square, Portland, ME  04101
        -----------------------------------------------------------------
             (street address (not P.O. Box), city, state and  zip code)

        -----------------------------------------------------------------
                    (mailing address if different from above)

THIRD:  Upon a change in clerk this must be completed:

        (X) Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by articles or the bylaws.

        ( ) Such change was authorized by the shareholders.
            (Complete the following)

         I certify that I have custody of the minutes showing the above action by the shareholders.
                             ---------------------------------------
                             (signature of new clerk, secretary or
                              assistant secretary)

         FORSTER MFG. CO., INC.
         -----------------------------------------------------------------
                   (Name of Corporation)

         By* /s/ Bruce A. Coggeshall
            --------------------------------------------------------------
                                        (signature)

         Bruce A. Coggeshall,  Clerk
         -----------------------------------------------------------------
                  (type or print name and capacity)

         By*
            --------------------------------------------------------------
                                        (signature)

         -----------------------------------------------------------------
                  (type or print name and capacity)


Dated: October 23, 1992
      --------------------------


This document MUST be signed by (1) the Clerk OR (2) the President or vice-president AND the Secretary, an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, a majority of the directors or such directors designated by a majority of directors then in office OR (4) if no directors, the holders, or such of them designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon OR (5) the holders of all outstanding shares.

FORM NO. MCBA-3 REV. 90   SUBMIT COMPLETED FORMS TO: Secretary of State
                                                     Station 101
                                                     Augusta, Maine 04333

   -----------------------------------

   FILE NO. 19922196 D PAGES 2
   FEE PAID $    35.00
   DCN       1933091600010  AMEN
   ------------- FILED ---------------
             11/05/1993

 [Stamp of Deputy Secretary of State]


                          STATE OF MAINE

                      ARTICLES OF AMENDMENT

                    (Amendment by Shareholders
                       Voting as One Class)

   Pursuant to 13-A MRSA sections 805 and 807, the undersigned corporation adopts these Articles of Amendment:


FIRST: All outstanding shares were entitled to vote on the following amendment as one class.

SECOND: The amendment set out in Exhibit A attached was adopted by shareholders (Circle one)

        A. at a meeting legally called and held on, OR

        B. by unanimous written consent on    August 2, 1993
                                           --------------------

THIRD: Shares outstanding and entitled to vote and shares voted for and against said amendment were:

        Number of Shares Outstanding       NUMBER                 NUMBER
             and Entitled to Vote          Voted for           Voted Against
       -------------------------------     ---------           -------------
                100                          100                    -0-

FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached if it is not set forth in the amendment itself.

FIFTH: If the amendment changes the number or par values of authorized shares, the number of shares the corporation has authority to issue thereafter, is as follows:

         Class      Series (if Any)     Number of Shares    Par Value (If Any)
         -----      ---------------     ----------------    ------------------


         The aggregate par value of all such shares (of all classes and series) having par value is $
                                      ----------.
         The total number of all such shares (of all classes and series)
         without par value is          shares.
                             ----------

SIXTH:   Address of the registered office in Maine is:

         One Monument Square, Portland, ME  04101
         -----------------------------------------------------------------
                      (street, city and zip code)

         Forster MRG. Co., INC.
         -----------------------------------------------------------------
                   (Name of Corporation)

         By* /s/ Bruce A. Coggeshall
            --------------------------------------------------------------
                                        (signature)

         Bruce A. Coggeshall, Clerk
         -----------------------------------------------------------------
                  (type or print name and capacity)

         By*
            --------------------------------------------------------------
                                        (signature)

            --------------------------------------------------------------
                  (type or print name and capacity)

MUST BE COMPLETED FOR VOTE OF
        SHAREHOLDERS
--------------------------------
I certify that I have custody of
the minutes showing the above
action by the shareholders.

/s/ Bruce A. Coggeshall
--------------------------------
(signature of clerk, secretary
  or asst. secretary)
--------------------------------

Dated: 8-24-93
      --------------------------

---------------------------------------------

* In addition to any such certification of custody of minutes this document MUST be signed by (1) the Clerk OR (2) the President or vice-president AND the Secretary, an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, a majority of the directors or such directors designated by a majority then in office OR (4) if no directors, the holders, or such of them designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon OR (5) the holders of all outstanding shares.

NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in section 806, or because the articles so provide. For vote necessary for adoption see section 805.


FORM NO. MCBA-3 REV. 90   SUBMIT COMPLETED FORMS TO: Secretary of State
                                                     Station 101
                                                     Augusta, Maine 04333

                            EXHIBIT A

VOTED: To amend the Articles of Incorporation of this corporation by striking therefrom the following language:

        "The Board of Directors is authorized to increase or decrease the number of directors, and the minimum number shall be one (1) director (See section 703, 1.A.) and the maximum number, if any shall be seven (7) directors."

        and substituting in place thereof the following language:

        "The Board of Directors is authorized to increase or increase or decrease the number of directors, and the minimum number shall be one (1) director, (see section 703, 1.A.) and the maximum number, if any, shall be (8) directors."

VOTED: To further amend this corporation's Articles of Incorporation by changing its name from Forster
        Mfg. Co., Inc. to Forster Inc.

-----------------------------------

  FILE NO. 19922196 D PAGES 1
  FEE PAID $    105.00
  DCN       193309160011  ANME
------------- FILED ---------------
            11/05/1993

[Stamp of Deputy Secretary of State]


                          STATE OF MAINE

                       STATE OF INTENTION
                      TO DO BUSINESS UNDER
                         AN ASSUMED NAME

Pursuant to 13-A MRSA section 307, the undersigned, a corporation
(incorporated under the laws of the State of Maine), gives notice of its intention to do business in the this State under an assumed name.

FIRST:  The name of the corporation is Forster Inc.
                                       ----------------------------------

SECOND: The address of the registered office of the corporation in the State of Maine is

        One Monument Square, Portland, ME  04101
        -----------------------------------------------------------------
                  (street, city, state and  zip code)

THIRD: The corporation intends to transact business under the assumed name of

        Forster Mfg. Co., Inc.
        -----------------------------------------------------------------

              COMPLETE THE FOLLOWING IF APPLICABLE


FOURTH: If such assumed name is to be used at fewer than all of the corporation's places of business in this State, the location(s) where it will be used is (are):

        -----------------------------------------------------------------

        -----------------------------------------------------------------

        -----------------------------------------------------------------

        -----------------------------------------------------------------


         By* /s/ Bruce A. Coggeshall
            --------------------------------------------------------------
                                        (signature)

         Bruce A. Coggeshall,  Clerk
         -----------------------------------------------------------------
                  (type or print name and capacity)

         By*
            --------------------------------------------------------------
                                        (signature)

            --------------------------------------------------------------
                  (type or print name and capacity)


Dated: 8-23-93
      --------------------------

  This document MUST be signed by (1) the Clerk OR (2) the President or vice-president AND the Secretary, an assistant secretary or other officer the bylaws designate as second certifying officer OR
  (3) if no such officers, a majority of the directors or such directors designated by a majority then in office OR (4) if no directors, the holders, or such of them designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon OR (5) the holders of all outstanding shares.

FORM NO. MCBA-5 REV. 90   SUBMIT COMPLETED FORMS TO: Secretary of State
                                                     Station 101
                                                     Augusta, Maine 04333

-----------------------------------
  FILE NO. 19922196 D PAGES 1
  FEE PAID $    105.00
  DCN       193309160011  ANME
------------- FILED ---------------
            11/05/1993

[Stamp of Deputy Secretary of State]


                          STATE OF MAINE

                       STATE OF INTENTION
                      TO DO BUSINESS UNDER
                         AN ASSUMED NAME

Pursuant to 13-A MRSA section 307, the undersigned, a corporation
(incorporated under the laws of the State of Maine), gives notice of its intention to do business in the this State under an assumed name.

FIRST:  The name of the corporation is Forster Inc.
                                       ----------------------------------

SECOND: The address of the registered office of the corporation in the State of Maine is

        One Monument Square, Portland, ME  04101
        -----------------------------------------------------------------
                  (street, city, state and  zip code)

THIRD: The corporation intends to transact business under the assumed name of

        Forster
        -----------------------------------------------------------------

              COMPLETE THE FOLLOWING IF APPLICABLE


FOURTH: If such assumed name is to be used at fewer than all of the corporation's places of business in this State, the location(s) where it will be used is (are):

        -----------------------------------------------------------------

        -----------------------------------------------------------------

        -----------------------------------------------------------------

        -----------------------------------------------------------------


         By* /s/ Bruce A. Coggeshall
            --------------------------------------------------------------
                                        (signature)

         Bruce A. Coggeshall,  Clerk
         -----------------------------------------------------------------
                  (type or print name and capacity)

         By*
            --------------------------------------------------------------
                                        (signature)

            --------------------------------------------------------------
                  (type or print name and capacity)


Dated: 8-23-93
      --------------------------

  This document MUST be signed by (1) the Clerk OR (2) the President or vice-president AND the Secretary, an assistant secretary or other officer the bylaws designate as second certifying officer OR
  (3) if no such officers, a majority of the directors or such directors designated by a majority then in office OR (4) if no directors, the holders, or such of them designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon OR (5) the holders of all outstanding shares.

FORM NO. MCBA-5 REV. 90   SUBMIT COMPLETED FORMS TO: Secretary of State
                                                     Station 101
                                                     Augusta, Maine 04333

                       Minimum Fee $80 (See ss. 1401 sub-ss. 19)
                             -----------------------------------

                             FILE NO. 19922196 D PAGES 5
                             FEE PAID $    80.00
                             DCN       1970021600014 MERG
                             ------------- FILED ---------------
                                       12/30/1996


                                     /s/ Gary Cooper
                                 -------------------------
                                 Deputy Secretary of State
                       -----------------------------------------

                         A True Copy When Attested by Signature



                                 -------------------------
                                 Deputy Secretary of State

                       -----------------------------------------

            BUSINESS CORPORATION

               STATE OF MAINE

(Merger of Domestic and Foreign Corporations)

            ARTICLES OF MERGER


           Forster Holdings, Inc.
--------------------------------------------------
A corporation organized under the laws of Delaware

                   INTO

           Foster Inc.
--------------------------------------------------
A corporation organized under the laws of Maine


Pursuant to 13-A MRSA ss. 906, the preceding corporations adopt these Articles of Merger:


FIRST: The laws of the State(s) of Delaware, under which the foreign corporation(s) is (are) organized, permit such merger.

SECOND: The name of the surviving corporation is Forster Inc.
        and it is to be governed by the laws of the State of Maine.

THIRD: The plan of merger is set forth in Exhibit A attached hereto and made a part hereof.

FOURTH: As to each participating domestic corporation, the shareholders of which voted on such plan of merger, the number of shares outstanding and the number of shares entitled to vote on such plan and the number of such shares voted for and against the plan are as follows:

                            Number
       Name of             of Shares    Number of Shares
     Corporation          Outstanding   Entitled to Vote
     -----------          -----------   ----------------

     Forster Inc.            100               100
Forster Holdings, Inc.   1,656,147.36      1,656,147.36


   NUMBER                NUMBER
  Voted for           Voted Against
  ---------           -------------

    100                     0
1,656,147.36                0


FIFTH: If the shares of any class were entitled to vote as a class, the designation and number of the oustanding shares of each such class, and the number of shares of each such class voted for and against the plan, are as follows:

  Name of               Designation          Number of Shares
Corporation              of Class              Outstanding
-----------             -----------          ----------------

Forster Holdings,         Common                795,522.36
Inc.

Forster Holdings,        Series A               860,625
Inc.                Cumulative Prefered


 NUMBER                  NUMBER
Voted For            Voted Against
---------            -------------

795,522.36                  0

860,625                     0


  (Include the following paragraph if the merger was authorized without the vote of the shareholders of the surviving corporation. Omit if not applicable.)

SIXTH: The plan of merger was adopted by the participating corporation which is to become the surviving corporation in the merger without any vote of its shareholders, pursuant to section 902, subsection 5. The number of shares of each class outstanding immediately prior to the effective date of the merger, and the number of shares of each class to be issued or delivered pursuant to the plan of merger of the surviving corporation are set forth as follows:



               Number of Shares Outstanding      Number of Shares to Be Issued
Designation    Immediately Prior to Effective    Or Delivered Pursuant to the
 of Class              Date of Merger                      Merger
-----------    ------------------------------    -----------------------------

   N/A

SEVENTH: The address of the registered office of the surviving corporation in the State of Maine is*

              One Portland Square, Portland, Maine 04101
         -------------------------------------------------------
                    (street, city, state and zip code)

         The address of the registered office of the merged corporation in the State of Delaware is*

             1209 Orange Street, Wilmington, Delaware 19801
         -------------------------------------------------------
                    (street, city, state and zip code)

EIGHTH:  Effective date of the merger (if other than date of
         filing of Articles) is       December 31, 1996
                                --------------------------------

     (Not to exceed 60 days from date of filing of the Articles)

DATED  12/27/96                        Forster Inc.
      ----------                       --------------------------------
                                       (participating domestic corporation)

--------------------------------   **By--------------------------------
MUST BE COMPLETED FOR VOTE                     (signature)
     OF SHAREHOLDERS
---------------------------
I certify that I have custody          Edward A. Michael, President
of the minutes showing the above       --------------------------------
action by the shareholders.            (type or print name and capacity)

     Forster Inc.                  **By---------------------------------
--------------------------------               (signature)
    (name of corporation)

--------------------------------       Edward A. Michael, Secretary
(signature of clerk,                   ---------------------------------
secretary or asst. secretary)          (type or print name and capacity)
--------------------------------



DATED  12/27/96                              Forster Holdings Inc.
      ----------                       --------------------------------
                                       (participating domestic corporation)

--------------------------------   **By--------------------------------
MUST BE COMPLETED FOR VOTE                     (signature)
     OF SHAREHOLDERS
---------------------------
I certify that I have custody          Edward A. Michael, President
of the minutes showing the above       --------------------------------
action by the shareholders.            (type or print name and capacity)

    Forster Holdings, Inc.         **By--------------------------------
--------------------------------               (signature)
   (name of corporation)

--------------------------------       Edward A. Michael, Secretary
(signature of clerk,                   ---------------------------------
secretary or asst. secretary)          (type or print name and capacity)
--------------------------------


NOTE: If a foreign corporation is the survivor of this merger, see ss. 906.4 and ss. 908.3 as to whether Form MBCA-10Ma is required.

*Give address of registered office in Maine. If the corporation does not have a registered office in Maine, the address given should be the principal or registered office in the State of incorporation.

-----------------------------------------------------------------

**This document MUST be signed by (1) the Clerk OR (2) the President or a vice-president and the Secretary or an assistant secretary; or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the Directors or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the Holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon OR (5) the Holders of all of the outstanding shares of the corporation.

  SUBMIT COMPLETED FORMS TO:  CORPORATE EXAMINING SECTION,
                              SECRETARY OF STATE,
                              101 STATE HOUSE STATION,
                              AUGUSTA, ME 04333-0101
                              TEL. (207) 287-4195

FORM NO. MBCA-10C  Rev. 96

                                                       EXHIBIT A


                  AGREEMENT AND PLAN OF MERGER

                             between

                          FORSTER INC.
                   (the Surviving Corporation)

                               and

                     FORSTER HOLDINGS, INC.
                    (the Merging Corporation)


     THIS AGREEMENT AND PLAN OF MERGER (this "Plan"), dated effective December 27, 1996, between FORSTER INC., a Maine corporation ("Forster" or the "Surviving Corporation"), and FORSTER HOLDINGS, INC., a Delaware corporation ("FHI" or the "Merging Corporation").

                            RECITALS
                            --------

     1. The Surviving Corporation is duly organized, validly existing and in good standing under the laws of the State of Maine and is a wholly-owned subsidiary of the Merging Corporation.

     2. The Merging Corporation is duly-organized, validly existing and in good standing under the laws of the State of Delaware and owns One Hundred Percent (100%) of the issued and outstanding shares of the Surviving Corporation. The Merging Corporation is a wholly-owned subsidiary of Diamond Brands Incorporated, a Minnesota corporation ("DBI").

     3. The Surviving Corporation has an authorized capital structure, as of the date of this Agreement, of Ten Thousand (10,000) shares of common stock, $10.00 par value per share ("Forster Stock"), and as of the date of this Agreement, One Hundred (100) shares of Forster Stock are issued and outstanding.

     4. The Merging Corporation has an authorized capital structure, as of the date of this Agreement, of Two Million (2,000,000) shares of common stock, $.01 par value per share (the "FHI Common Stock), and Two Million (2,000,000) shares of preferred stock, $.01 par value per share, Eight Hundred Seventy-Five Thousand (875,000) of which shares are designated as Series A Cumulative Preferred Stock, $9.4018 stated value per share (the "FHI Preferred Stock"). As of the date of this Agreement, Seven Hundred Ninety-Five Thousand Five Hundred Twenty-Two and 36/100 (795,522.36) shares of FHI Common Stock are issued and outstanding, and Eight Hundred Sixty Thousand, Six Hundred Twenty-Five (860,625) shares of FHI Preferred Stock are issued and outstanding.

     5. The directors of the Merging Corporation and the Surviving Corporation have determined that it is advisable and in the best interests of the respective corporations and their stockholders for the Merging Corporation to merge with and into the Surviving Corporation (the "Merger) in accordance with the applicable provisions of the Maine Business Corporation Act (the "Maine Act"), the Delaware General Corporation Law (the
"Delaware Law"), and the Internal Revenue Code (the "Code").

     6. The Surviving Corporation and the Merging Corporation desire and intend that the Merger be a tax-free reorganization within the meaning of the applicable provisions of the Act and the Code.

     NOW, THEREFORE, pursuant to and in accordance with the Maine Act, the Delaware Law, and the Code, the Merging Corporation and the Surviving Corporation (collectively, the "Corporations") agree to merge into a single corporation, which will be the Surviving Corporation, and the Corporations agree upon and prescribe, as follows, the terms and conditons of the Merger, the mode of carrying the Merger into effect, and the manner and basis of exchanging the shares of the FHI Common Stock and the FHI Preferred Stock and transferring the assets and liabilities of the Merging Corporation to the Surviving Corporation.

                            I. Merger
                            ---------

     1.1 Merger. On the Effective Date, as defined herein, the Merging Corporation will merge with and into the Surviving
Corporation, and the separate existence of the Merging
Corporation will cease, subject to the terms and conditions of this Agreement.

     1.2  Surviving Corporation.  The name of the Surviving
Corporation will be Forster Inc.

     1.3 Time of Merger. The Merger will be effective at 11:59 p.m. E.S.T., December 31, 1996 (the "Effective Date").

     1.4 Articles and Bylaws. After the Effective Date, the Articles of Incorporation, as amended to date, of the Surviving Corporation will remain in effect as the Articles of Incorporation, and the Bylaws of the Surviving Corporation, existing immediately prior to the Effective Date, will remain in effect as the Bylaws of the Surviving Corporation.

     1.5 Directors and Officers. After the Effective Date, the Directors and Officers of the Surviving Corporation immediately prior to the Effective Date will continue to be the Directors and Officers of the Surviving Corporation until such other persons are duly elected and qualified.

     1.6 Succession to All Rights and Obligations. As of the Effective Date, the Surviving Corporation will automatically succeed to all of the assets and rights of the Corporations and will be responsible and liable for all the liabilities and obligations of each Corporation. A claim by or against, or a pending proceeding by or against, either Corporation may be prosecuted by the Surviving Corporation as if the Merger had not taken place, or the Surviving Corporation may be substituted in the place of the Merging Corporation.


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


     1.7  Registered Address.  Before and after the Effective
Date, the registered address in the State of Maine of the Surviving Corporation will be One Portland Square, Portland,
Maine 04101.

                     II. Exchange of Shares
                     -----------------------

     2.1  Outstanding FHI Common Stock and FHI Preferred Stock.
As of the Effective Date, all of the 795,522.36 shares of FHI
Common Stock and 860,625 shares of FHI Preferred Stock issued and outstanding will be canceled and retired.

     2.2 Outstanding Forster Stock. As of the Effective Date, all of the 100 shares of Forster Stock owned by the Merging Corporation will be canceled and reissued to DBI, and the Surviving Corporation will become a wholly-owned subsidiary of DBI.

                     III. General Provisions
                    ------------------------

     3.1 Approval. This Agreement has been approved by the Board of Directors and Shareholders of the Corporations where required by the Maine Act and the Delaware Law.

     3.2 Execution. The officers of the Corporations will execute all such other documents and will take all such other action as may be necessary or advisable to make this Agreement and the Merger effective.

     3.3 Abandonment. Notwithstanding the approval of this Agreement by the Corporations, this Agreement may be abandoned by either party at any time prior to the issuance of a Certificate of Merger by the Secretary of State of the State of Maine.

     IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized and designated officers of the Merging
Corporation and the Surviving Corporation as of December 27,
1996.

The Merging Corporation:              The Surviving Corporation:
-----------------------               -------------------------

FORSTER HOLDINGS, INC.                FORSTER INC.


By: /s/ Edward A. Michael             By: /s/ Edward A. Michael
   -----------------------               -----------------------
     Edward A. Michael                     Edward A. Michael
     President                             President


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